SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 31, 2007

Wells Real Estate Fund X, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-23719	58-2250093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 449-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C240.13e-4(c))

Item 2.01.	Disposition of Assets

Disposition of the Iomega Building

On January 31, 2007, The Fund IX, Fund X, Fund XI and REIT Joint Venture (“Fund IX-X-XI-REIT Associates”) sold an office building containing approximately 108,000 rentable square feet and located in Ogden, Utah (the “Iomega Building”) to Homeland Vinyl Products, Inc., an unaffiliated third party, for a gross sales price of $4,867,000, less closing costs. Fund IX-X-XI-REIT Associates is a joint venture partnership between Wells Real Estate Fund IX, L.P., Wells Real Estate Fund X, L.P. (the “Registrant”), Wells Real Estate Fund XI, L.P., and Wells Operating Partnership, L.P.

The Registrant holds an equity interest of approximately 48.5% in Fund IX-X-XI-REIT Associates, and Fund IX-X-XI-REIT Associates owns 100% of the Iomega Building. As a result of the sale, the Registrant received net sale proceeds of approximately $2,275,000 and was allocated a gain of approximately $89,000, which may be adjusted as additional information becomes available in subsequent periods.

Item 9.01.	Financial Statements and Exhibits

(b)	Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Fina ncial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of September 30, 2006	F-2

Pro Forma Statement of Operations for the nine months ended September 30, 2006	F-3

Pro Forma Statement of Operations for the year ended December 31, 2005	F-4

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND X, L.P. (Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

	By:	Wells Capital, Inc.
General Partner

		By:	/s/ Douglas P. Williams
Douglas P. Williams
Senior Vice President

Date: February 5, 2007

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WELLS REAL ESTATE FUND X, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund X, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2005, and in its quarterly report filed on Form 10-Q for the nine months ended September 30, 2006.

The following unaudited pro forma balance sheet as of September 30, 2006 has been prepared to give effect to the January 31, 2007 sale of the Iomega Building and the December 22, 2006 sale of 1315 West Century Drive by The Fund IX, Fund X, Fund XI and REIT Joint Venture (“Fund IX-X-XI-REIT Associates”), a joint venture partnership between Wells Real Estate Fund IX, L.P., the Registrant, Wells Real Estate Fund XI, L.P., and Wells Operating Partnership, L.P., as if the disposition and distribution of net sale proceeds therefrom had occurred on September 30, 2006. The Registrant holds an equity interest of approximately 48.5% in Fund IX-X-XI-REIT Associates, which owned 100% of the Iomega Building and 1315 West Century Drive.

The following unaudited pro forma statement of operations for the nine months ended September 30, 2006 has been prepared to give effect to the sales of 1315 West Century Drive and the Iomega Building as if the dispositions had occurred on January 1, 2005.

The following unaudited pro forma statement of operations for the year ended December 31, 2005 has been prepared to give effect to the sales of the Alstom Power – Knoxville Building and 1315 West Century Drive (collectively, “Prior Dispositions”) and the Iomega Building as if the dispositions occurred on January 1, 2005. Fund IX-X-XI-REIT Associates sold the Alstom Power – Knoxville Building on March 15, 2005.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved if the dispositions of the Alstom Power – Knoxville Building, 1315 West Century Drive, and the Iomega Building had been consummated as of January 1, 2005. Specifically, the accompanying pro forma statements of operations do not include the Registrant’s portion of the non-recurring gains or losses that would have been recognized if the aforementioned property sales had occurred on January 1, 2005.

WELLS REAL ESTATE FUND X, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2006

(Unaudited)

		Pro Forma Adjustments
	Historical(a)	1315 West Century Drive		Iomega Building		Pro Forma Total
ASSETS:
Investment in joint ventures	$12,816,804	$(3,903,610	)(b)	$(2,207,362	)(c)	$6,705,832
Cash and cash equivalents	1,689,755	3,908,217	(d)	2,274,557	(d)	7,872,529
Due from joint ventures	201,048	0		0		201,048
Other assets	7,171	0		0		7,171

Total assets	$14,714,778	$4,607		$67,195		$14,786,580

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$17,608	$0		$0		$17,608
Due to affiliates	6,299	0		0		6,299
Partnership distributions payable	140,121	0		0		140,121

Total liabilities	164,028	0		0		164,028

Partners’ capital:
Limited partners:
Class A – 2,424,342 units outstanding	14,550,750	0		0		14,550,750
Class B – 288,549 units outstanding	0	4,607	(e)	67,195	(e)	71,802
General partners	0	0		0		0

Total partners’ capital	14,550,750	4,607		67,195		14,622,552

Total liabilities and partners’ capital	$14,714,778	$4,607		$67,195		$14,786,580

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q as of September 30, 2006.
(b)	Reflects the Registrant’s basis in 1315 West Century Drive as of September 30, 2006.
(c)	Reflects the Registrant’s basis in the Iomega Building as of September 30, 2006.
(d)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds from Fund IX-X-XI-REIT Associates as a result of the respective property sales.
(e)	Reflects the Registrant’s proportionate share of the pro forma gains allocated from the respective property sales. The allocation of gains between classes of limited partners is made in accordance with the terms of the Registrant’s partnership agreement.

See accompanying notes.

WELLS REAL ESTATE FUND X, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

(Unaudited)

		Pro Forma Adjustments
	Historical(a)	1315 West Century Drive		Iomega Building		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES:	$64,533	$375,813	(b)(d)	$(192,300	)(c)(d)	$248,046
EXPENSES:
Partnership administration	104,485	0		0		104,485
Legal and accounting	37,983	0		0		37,983

Total expenses	142,468	0		0		142,468
INTEREST AND OTHER INCOME	59,881	0		0		59,881

NET INCOME (LOSS)	$(18,054)	$375,813		$(192,300)		$165,459

NET INCOME (LOSS) ALLOCATED TO LIMITED PARTNERS:
CLASS A	$181,399	$327,631		$(228,235)		$280,795

CLASS B	$(199,453)	$48,182		$35,935		$(115,336)

NET INCOME (LOSS) PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.07	$0.14		$(0.09)		$0.12

CLASS B	$(0.69)	$0.17		$0.12		$(0.40)

LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,423,209					2,423,209

CLASS B	289,682					289,682

(a)	Historical financial information has been obtained from the Registrant’s quarterly report on Form 10-Q for the nine months ended September 30, 2006.
(b)

Reflects an adjustment to equity in income of Fund IX-X-XI-REIT Associates earned by the Registrant related to the equity in loss contributed by 1315 West Century Drive for the nine months ended September 30, 2006.

(c)	Reflects the reduction of equity in income of Fund IX-X-XI-REIT Associates earned by the Registrant related to the Iomega Building for the nine months ended September 30, 2006.
(d)

These pro forma adjustments primarily result from rental revenues, less operating expenses, management and leasing fees, depreciation, and amortization allocable to the Registrant. These pro forma adjustments do not include the Registrant’s portion of the non-recurring gains that would have been recognized on the respective property sales if the transactions had occurred on January 1, 2005.

See accompanying notes.

WELLS REAL ESTATE FUND X, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

(Unaudited)

	Historical(a)	Pro Forma Adjustments				Pro Forma Total
		Prior Dispositions		Iomega Building
EQUITY IN INCOME OF JOINT VENTURES:	$3,032,297	$(2,505,507	)(b)	$(251,559	)(d)(e)	$259,880
		(15,351	)(c)(e)
EXPENSES:
Partnership administration	222,763	0		0		222,763
Legal and accounting	70,383	0		0		70,383

Total expenses	293,146	0		0		293,146

INTEREST AND OTHER INCOME	135,960	0		0		135,960

NET INCOME	$2,875,111	$(2,520,858)		$(251,559)		$102,694

NET INCOME (LOSS) ALLOCATED TO LIMITED PARTNERS:
CLASS A	$1,168,059	$(596,766)		$(305,591)		$265,702

CLASS B	$1,707,052	$(1,924,092)		$54,032		$(163,008)

NET INCOME (LOSS) PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.48	$(0.24)		$(0.13)		$0.11

CLASS B	$5.84	$(6.58)		$0.18		$(0.56)

LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,420,517					2,420,517

CLASS B	292,374					292,374

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2005.
(b)

Reflects the reduction of equity in income for the year ended December 31, 2005 of Fund IX-X-XI-REIT Associates earned by the Registrant related to the Alstom Power – Knoxville Building for the year ended December 31, 2005. The pro forma adjustment primarily results from gain on sale and rental revenues, less operating expenses, management and leasing fees, depreciation, and amortization allocable to the Registrant.

(c)

Reflects the reduction of equity in income for the year ended December 31, 2005 of Fund IX-X-XI-REIT Associates earned by the Registrant related to 1315 West Century Drive for the year ended December 31, 2005.

(d)	Reflects the reduction of equity in income of Fund IX-X-XI-REIT Associates earned by the Registrant related to the Iomega Building for the year ended December 31, 2005.
(e)

These pro forma adjustments primarily result from rental revenues, less operating expenses, management and leasing fees, depreciation, and amortization allocable to the Registrant. These pro forma adjustments do not include the Registrant’s portion of the non-recurring gains that would have been recognized on the respective property sales if the transactions had occurred on January 1, 2005.

See accompanying notes.

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